Exhibit 10.1

SALES CONTRACT

BY AND BETWEEN

ROSWELL COMMONS GROUP, L.P.,

a Georgia limited partnership,

as Seller

and

LENNAR MULTIFAMILY INVESTORS, LLC,

a Delaware limited liability company,

as Purchaser

SALES CONTRACT

THIS SALES CONTRACT (the “Agreement”) is made as of the 10th day of January, 2013 (the “Effective Date”), by and between ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership (“Seller”), and LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company (“Purchaser”).

ARTICLE I -- PROPERTY TO BE CONVEYED

A.    Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, upon the terms and conditions hereinafter set forth, all right, title, and interest of Seller in and to (i) that certain parcel of land (the “Land”) described on Exhibit A attached hereto and by this reference incorporated herein; (ii) all buildings and improvements on the Land (the “Improvements”); (iii) all appliances, furniture, fixtures, machinery, equipment, supplies and other personal property attached to, located at or used in connection with the operation, management or maintenance of the Land or the Improvements on the Closing Date (as defined in Section X B)(collectively, the “Personal Property”); (iv) all permits, licenses and prepaid fees, impact fees or credits, if any, with respect to the Land or the use, occupancy or development of the Land; (v) any land lying in the bed of any street, road, highway or avenue, open or proposed, in front of or adjoining all or any part of the Land and in any and all strips, gores or right-of-way, riparian rights and easements; (vi) any award or payment made or to be made for any (x) taking in condemnation or eminent domain of any street, road or highway adjoining all or any part of the Land, (y) damage to the Land or Improvements or any part thereof by reason of any change of grade or closing of any such street, road, highway or avenue adjoining the Land, or (z) taking in condemnation or eminent domain of any part of the Land or Improvements; and (vii) all entitlements, permits, approvals, plans, specifications, warranties, guaranties, licenses, site plans, and other development rights (including, without limitation, limitations of liability, and related rights, arising out of the Land’s designation as a brownfield under the Georgia Hazardous Site Reuse and Redevelopment Act), if any, relating to the Land or Improvements (all of the foregoing property is hereinafter collectively referred to as the “Property”)

B.    The Property is known as the Frazier Street Apartments, is located on Frazier Street in Roswell, Fulton County, Georgia, and is comprised of 152 apartment units and related amenities.

ARTICLE II -- PURCHASE PRICE

The purchase price (the “Purchase Price”) for the Property shall be an amount equal to the lesser of (i) Eight Million and No/100 Dollars ($8,000,000.00), or (ii) the product determined by multiplying (x) the number of individual residential apartment units (the “Units”) which Purchaser will develop on the Property pursuant to Required Approvals (as defined in Section XI C) and the Final Rezoning (as defined in Section XI B) and (y) Twenty-Five Thousand and No/100 Dollars ($25,000.00). The foregoing notwithstanding, in the event that, pursuant to either the Final Rezoning or the Required Approvals, Purchaser is required to develop fewer than two hundred eighty (280) Units on the Property, Seller shall have the right to notify Purchaser within ten (10) days after such fact is known that Seller has elected to terminate this Agreement in which event so much of the Deposit (hereinafter defined) as has been paid by Purchaser shall be returned to Purchaser (less $100.00 which shall be paid to Seller in consideration of Seller’s having entered into this Agreement and held the Property off the market), and thereafter this Agreement shall terminate and be null and void and of no further force and effect, and neither Purchaser nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof except for those matters that specifically survive such termination; provided, however, in the event that Seller so terminates this Agreement, Purchaser shall have the right for a period of ten (10) days after Purchaser receives notice of termination from Seller to vitiate Seller’s termination of this Agreement by so notifying Seller and agreeing to pay a Purchase Price of Seven Million and No/100 Dollars ($7,000,000.00) in which event $7,000,000.00 shall be the Purchase Price for the Property. Subject to all prorations and adjustments provided herein, the Purchase Price shall be paid as follows:

A.          (i)    Within four (4) business days after the Effective Date, Purchaser shall pay to Fidelity National Title Group (the “Escrow Agent”) Fifty Thousand and No/100 Dollars ($50,000.00), by check subject to collection or wire-transfer, such amount to be deposited by the Escrow Agent in an interest-bearing money market account with a Depository (as defined in Section 2(C)(vi)) whose deposits are insured by the FDIC to the extent of the FDIC insurance limits (such $50,000.00, together with all interest earned thereon, is hereinafter referred to as the “Initial Deposit”).

(ii)    Conditioned upon Purchaser’s sending the Notice to Proceed (as defined in Section XI A), within four (4) business days after Purchaser sends the Notice to Proceed, Purchaser shall pay to the Escrow Agent an additional One Hundred Thousand and No/100 Dollars ($100,000.00), by check subject to collection or by wire-transfer, which shall be deposited in the same interest-bearing account as was deposited the Initial Deposit (such $100,000.00, together with all interest earnest thereon, is hereinafter referred to as the “Second Deposit”).

(iii)    Conditioned upon Purchaser’s receipt of the Final Rezoning, within four (4) business days after Purchaser’s receipt of the Final Rezoning, Purchaser shall pay to the Escrow Agent an additional One Hundred Thousand and No/100 Dollars ($100,000.00), by check subject to collection or by wire-transfer, which shall be deposited in the same interest-bearing account as was deposited the Initial Deposit (such $100,000.00, together with all interest earnest thereon, is hereinafter referred to as the “Third Deposit”; the Initial Deposit, the Second Deposit (if deposited), and the Third Deposit (if deposited) are hereinafter collectively referred to as the “Deposit”).

(iv)    The Deposit shall be applied toward the Purchase Price due at the Closing (as defined in Section X C) or otherwise shall be applied as elsewhere provided in this Agreement.

B.    At the Closing, the Escrow Agent shall pay the Deposit to Seller as a part of the Purchase Price, and the balance of the Purchase Price shall be paid by Purchaser to Seller by wire-transfer of immediately available funds to Seller, subject to all prorations and adjustments provided herein.

C.    The Escrow Agent joins in the execution of this Agreement solely for the purpose of acknowledging and agreeing to the provisions of this Section II C. The duties of the Escrow Agent shall be as follows:

(i)    During the term of this Agreement, the Escrow Agent shall hold and disburse the Deposit in accordance with the terms and provisions of this Agreement.

(ii)    The Escrow Agent shall pay the Deposit in accordance with the joint written instructions of Seller and Purchaser if any of the following events occur: (i) if this Agreement shall be terminated by the mutual written agreement of Seller and Purchaser, or (ii) if the Escrow Agent shall be unable to determine at any time to whom the Deposit should be paid, or (iii) if a dispute shall develop between Seller and Purchaser concerning to whom the Deposit should be paid. In the event that such written instructions shall not be received by the Escrow Agent within ten (l0) days after the Escrow Agent has served a written request for instructions upon Seller and Purchaser, then the Escrow Agent shall have the right to pay the Deposit into any court of competent jurisdiction and interplead Seller and Purchaser in respect thereof, and thereupon the Escrow Agent shall be discharged of any obligations in connection with this Agreement.

(iii)    Subject to subsection (xi) below, if necessary costs or expenses are incurred by the Escrow Agent in its capacity as the Escrow Agent because of litigation or a dispute between the Seller and Purchaser arising out of the holding of the Deposit in escrow, Seller and Purchaser shall each pay the Escrow Agent one-half of such reasonable costs and expenses. Except for such costs or expenses, no fee or charge shall be due or payable to the Escrow Agent for its services as escrow holder only.

(iv)    By joining herein, the Escrow Agent undertakes only to perform the duties and obligations imposed upon the Escrow Agent under the terms of this Agreement and expressly does not undertake to perform any of the other covenants, terms and provisions incumbent upon Seller and Purchaser hereunder.

(v)    Purchaser and Seller hereby agree and acknowledge that the Escrow Agent assumes no liability in connection herewith except for negligence or willful misconduct; that the Escrow Agent shall never be responsible for the validity, correctness or genuineness of any document or notice referred to under this Agreement; and that in the event of any dispute under this Agreement, the Escrow Agent may seek advice from its own counsel and shall be fully protected in any action taken by it in good faith in accordance with the opinion of its counsel.

(vi)     All investments by Escrow Agent will be made in the regular course of business. To be entitled to same day investment (assuming good funds are provided), the Deposit must be received by noon; otherwise, such funds will be deposited on the next business day. All investments shall be subject to the rules, regulations, policies and procedures of the bank depository (the “Depository”) in which such monies are deposited.

(vii)     Purchaser agrees to deliver a W-9 to Escrow Agent.

(viii)     The Deposit may be processed for collection in the normal course of business by the Escrow Agent, but immediately thereafter the Deposit shall be deposited in a separate escrow account with the Depository and shall not be commingled with funds of others. The Escrow Agent shall not be accountable for any incidental benefit which may be attributable to the funds so deposited. The Escrow Agent shall not be liable for any loss caused by the failure, suspension, bankruptcy or dissolution of the Depository.

(ix)     The Escrow Agent shall not be liable for loss or damage resulting from:

(1)	any good faith act or forbearance of the Escrow Agent;

(2)	any default, error, action or omission of any party, other than the Escrow Agent;

(3)	any defect in the title to any property unless such loss is covered under a policy of title insurance issued by the Escrow Agent;

(4)

the expiration of any time limit or other delay which is not solely caused by the failure of the Escrow Agent to proceed in its ordinary course of business, and in no event where such time limit is not disclosed in writing to the Escrow Agent;

(5)	the lack of authenticity of any writing delivered to the Escrow Agent or of any signature thereto, or the lack of authority of the signatory to sign such writing;

(6)	The Escrow Agent’s compliance with all attachments, writs, orders, judgments, or other legal process issued out of any court;

(7)	The Escrow Agent’s assertion or failure to assert any cause of action or defense in any judicial or administrative proceedings; or

(8)	any loss or damage which arises after the Deposit has been disbursed in accordance with the terms of this Agreement.

(x)    The Escrow Agent shall be fully indemnified by the parties hereto for all of its expenses, costs, and reasonable attorney’s fees incurred in connection with any interpleader action which the Escrow Agent may file to resolve any dispute as to the Deposit, or which may be filed against the Escrow Agent.

(xi)    If the Escrow Agent is made a party to any judicial, non-judicial or administrative action, hearing or process based on acts of any of the other parties hereto and not on the malfeasance and/or negligence of the Escrow Agent in performing its duties hereunder, the expenses, costs and reasonable attorneys’ fees incurred by the Escrow Agent in responding to such action, hearing or process shall be paid by the party/parties whose alleged acts are a basis for such proceedings, and such party/parties shall indemnify, save and hold the Escrow Agent harmless from said expenses, costs and fees so incurred.

ARTICLE III -- DELIVERIES BY SELLER

Seller covenants to deliver the following at its sole cost and expense to Purchaser no later than five (5) days after the Effective Date:

A.    A copy of any environmental report in respect of the Property in Seller’s possession, if any.

B.    A copy of any soils reports on the Land in Seller’s possession, if any.

C.    A copy of the latest dated as-built survey of the Land in Seller’s possession, if any.

D.    A copy of the latest ad valorem tax bills in Seller’s possession, if any.

E.    Copies of all engineering reports, title insurance commitments and policies and title exception documents, topographic surveys, site plans, warranties, guaranties, appraisals, operating contracts, leases, utility bills, permits, plans, maps, topographic and tree surveys, zoning information, traffic studies and wetlands reports in Seller’s possession, if any, with respect to all or any part of the Property.

F.    Copies of all approvals from any governmental entities in Seller’s possession, if any, with respect to all or any part of the Property.

G.    Copies of all contracts affecting the Property, in Seller’s possession, if any, with respect to all or any part of the Property, including, without limitation, copies of all Permitted Contracts (hereinafter defined).

H.    Copies of all utility capacity letters in Seller’s possession, if any, with respect to all or any part of the Property.

I.    A copy of the Application for Limitation of Liability and Corrective Action Plan (the “CAP”), if any, that Seller may have filed, or that Seller’s predecessor-in-title may have filed (to the extent the same is in Seller’s possession), with the State of Georgia Environmental

Protection Division (the “GA EPD”), together with copies of all amendments to the CAP and all written notices and other communications (including, without limitation, all compliance status reports) to and from the GA EPD (or any other governmental authority) with respect the CAP in Seller’s possession.

ARTICLE IV -- TITLE AND SURVEY

The obligation of Purchaser to close and consummate the transaction contemplated herein shall be subject to Purchaser’s being able to acquire title to the Property subject only to those matters approved or deemed approved by Purchaser in accordance with this Article IV.

A.    Purchaser, at Purchaser’s sole cost and expense, may obtain a currently dated ALTA survey of the Property (the “Survey”). At Closing, upon Purchaser’s request, Seller shall execute a quitclaim deed in favor of Purchaser using the legal description of the Property based on the Survey.

B.    In addition to the conditions precedent set forth in Article XI, it shall be a condition precedent to the obligation of Purchaser to close and consummate the transaction contemplated herein that Seller convey to Purchaser fee simple title to the Property free and clear of all liens, leases, encumbrances, easements, encroachments, restrictions, covenants, assessments, charges, agreements and taxes, except for those matters approved or deemed approved by Purchaser pursuant to this Article IV (the “Permitted Exceptions”). On or before 5:00 pm on the sixtieth (60th) day after the Effective Date (the “Hard Date”), Purchaser shall deliver to Seller a title commitment from a nationally recognized title company selected by Purchaser (the “Title Company”) committing to insure Purchaser’s title to the Property in the amount of the Purchase Price (the “Title Commitment”), together with a statement of any objections to Seller’s title to the Property and any objections as to matters disclosed by the Survey (the “Objection Notice”). Within ten (10) days after receipt of the Objection Notice, Seller may notify Purchaser whether it elects to cure any such objections, it being agreed that Seller has no obligation to do so except as otherwise specifically provided in this Agreement. In the event Seller fails to notify Purchaser whether it elects to cure any such objections within said ten (10) day period, Seller shall be deemed to have elected to not cure any such objections. In the event that Seller elects not to cure all such objections, within five (5) days after receipt of Seller’s election, or within fifteen (15) days after the date of the Objection Notice in the event Seller fails to notify Purchaser whether it elects to cure any such objections within ten (10) days after receipt of the Objection Notice, (i) Purchaser may terminate this Agreement and receive a full refund of the Deposit from Escrow Agent, and thereafter this Agreement shall be null and void and of no further force or effect, and neither Purchaser nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof, except for those matters that specifically survive such termination, or (ii) Purchaser may waive such objections and consummate the transaction contemplated herein without reduction of the Purchase Price.

C.    Purchaser shall have the right to update its title and survey examinations of the Property until the Closing Date, and in the event that such update of examinations discloses any matters (a “New Objection”) other than those shown on the Survey or the Title Commitment or approved or deemed approved by Purchaser pursuant to Section IV B which first occurred or appeared of record after the date of the Survey or Title Commitment, respectively, Purchaser shall deliver to Seller a statement of any New Objections within ten (10) days after obtaining knowledge thereof and Seller shall have until the Closing Date to cure any New Objections. In the event that Seller does not cure all New Objections of which Seller received written notice as provided herein, or all objections Seller agreed to cure pursuant to Section IV B herein on or before the Closing Date, (i) Purchaser may terminate this Agreement and receive a full refund of the Deposit from Escrow Agent, and thereafter this Agreement shall be null and void and of no further force or effect, and neither Purchaser nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof, except for those matters that specifically survive such termination; (ii) Purchaser may cure the New Objections which arise by or through Seller and deduct the reasonable cost thereof from the Purchase Price otherwise payable by Purchaser at Closing or (iii) Purchaser may waive such objections and consummate the transaction contemplated herein without reduction of the Purchase Price.

D.    Notwithstanding anything to the contrary contained herein, on or before the Closing Seller shall cause to be released of record any deed to secure debt, mortgage, collateral assignment of leases, or any other monetary lien or encumbrance affecting the Property, which either (i) Seller agreed to cure pursuant to Section IV B herein on or before the Closing Date or (ii) is a New Objection; provided, however, as to any such monetary lien or encumbrance which in accordance with Georgia law can be discharged from the Property by the posting of a bond, Seller shall have the right to discharge such lien by the posting of an appropriate bond to effect such discharge.

ARTICLE V -- SELLER’S COVENANTS, REPRESENTATIONS AND WARRANTIES

Seller represents and warrants to Purchaser, and covenants with Purchaser, with the understanding that each such representation, warranty and covenant (i) is material and being relied upon by Purchaser, (ii) is made as an inducement to Purchaser to enter into this Agreement and consummate the transaction contemplated hereby, and (iii) is true in all respects as of the date of this Agreement, that:

A.    Seller has been duly organized and is validly existing as a limited partnership in good standing in the State of Georgia. Seller has all requisite right, power and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby. This Agreement has been, and all of the documents to be delivered by Seller at the Closing will be, authorized and properly executed and constitutes, or will constitute, as appropriate, the valid and binding obligation of Seller, enforceable against Seller in accordance with their terms.

B.    There is no administrative agency action, litigation, condemnation or other governmental proceeding of any kind pending or, to Seller’s knowledge (defined for all purposes herein as the actual knowledge, following reasonable inquiry, of John W. Lundeen, III and Patricia L. Pearlberg), threatened against Seller or the Property which after the Closing would materially and adversely affect the ability of Purchaser to develop the Property as a multifamily development consistent with current zoning regulations or as a preexisting non-conforming use.

C.    Seller has not received any written notice of violation of any zoning, land-use, building, fire, health, labor and safety laws, ordinances, rules and regulations applicable to the Property, and, to Seller’s knowledge, there is no litigation, action, proceeding or any present plan or study by any governmental authority, agency or employee thereof, which in any way challenges, affects or would challenge or affect the Property or any street or highway serving or adjacent to the Property.

D.    Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate as such terms are defined in Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

E.    To Seller’s knowledge, except as otherwise set forth herein and disclosed to Purchaser pursuant to Article III hereof, the Property does not contain, no activity upon the Property has produced, and the Property has not been used in any manner for the storage of, any hazardous or toxic waste, materials, discharge, deposit, dumping or contamination, whether of soil, ground water or otherwise, which violates any law, ordinance, rule or regulation of, or requires any reporting to, any governmental authority. To Seller’s actual knowledge, except as otherwise set forth herein and as disclosed to Purchaser pursuant to Article III hereof, without independent investigation, the Property does not contain underground tanks of any type or any materials containing or producing any polychlorinated biphenyls or any asbestos. The foregoing notwithstanding, Seller has disclosed to Purchaser that the Property has been enrolled in the Georgia Brownfields Program pursuant to the Georgia Hazardous Site Reuse and Redevelopment Act and is subject to an approved and completed CAP filed with the GA EPD.

F.    There exists no leases, licenses or other agreements affecting the occupancy or use of the Property that will survive the Closing other than (i) the Permitted Exceptions and (ii) those leases, licenses and other agreements described on Exhibit B attached hereto and by this reference incorporated herein (the “Permitted Contracts”). For avoidance of doubt, but subject to the provisions of Section X E, Seller agrees to cause all leases, licenses, other occupancy agreements and service contracts, other than the Permitted Exceptions and the Permitted Contracts, to be terminated prior to the Closing so that possession of the Property will be delivered by Seller to Purchaser at the Closing free of any rights of any third party to occupy any part of the Property or to provide services to the Property pursuant to any service contract or similar agreement, other than the Permitted Exceptions and the Permitted Contracts. In furtherance thereof, from and after the Effective Date, Seller shall not enter into any lease, license, or other occupancy agreement or service contract affecting the Property that requires more than thirty-five (35) days prior written notice of termination thereof by Seller. Seller shall deliver to the tenant, holder or grantee of any lease, license, or other occupancy agreement or service contract affecting the Property a notice of termination within ten (10) days after Seller’s receipt of notice from Seller of the Closing Date, as provided in Section X B.

G.    Other than the Permitted Contracts, there exists no management, maintenance, operating, service, commission or similar contracts affecting the Property that will survive Closing.

H.    Subsequent to the Effective Date and prior to the Closing, Seller will not convey, transfer or encumber the Property or any part thereof or any interest therein, except for leases of individual apartment units which will be terminated by Seller pursuant to Section V F.

I.    Seller, and all beneficial owners of Seller, are in compliance with all laws, statutes, rules and regulations applicable to such Persons (as hereinafter defined) pursuant to the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (September 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Asset Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders in respect thereof (the Order and such other rules, regulations, legislation, or orders are collectively called the “Orders”). For purposes of this subsection, “Person” shall mean any corporation, partnership, limited liability company, joint venture, individual, trust, real estate investment trust, banking association, federal or state savings and loan institution and any other legal entity, whether or not a party hereto. Neither Seller nor any of the beneficial owners of Seller:

(i)    is listed on the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Order and/or on any other list of terrorists or terrorist organizations maintained pursuant of any of the rules and regulations of OFAC or pursuant to any other applicable Orders (such lists are collectively referred to as the “Lists”);

(ii)    has been arrested for money laundering or for predicate crimes to money laundering, convicted or pled nolo contendere to charges involving money laundering or predicate crimes to money laundering;

(iii)    has been determined by competent authority to be subject to the prohibitions contained in the Orders;

(iv)    is owned or controlled by, nor acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or

(v)    shall knowingly transfer or permit the transfer of any interest in Seller or such parties to any Person who is, or whose beneficial owners are, listed on the Lists.

If Seller or any beneficial owner of Seller becomes listed on the Lists or are indicted, arraigned, or custodially detained on charges involving money laundering or predicate crimes to money laundering (each, a “Triggering Event”), Seller shall immediately notify Purchaser, but in no event later than five (5) business days after the occurrence of the Triggering Event. In the event of a Triggering Event, Purchaser may terminate this Agreement upon written notice to

Seller, whereupon the Deposit, subject to compliance with applicable governmental regulations, shall be returned to Purchaser, and neither party shall have any further obligation hereunder. At Purchaser’s option, Seller shall have ten (10) business days after receipt of Purchaser’s notice to remove such party from any interest in Seller.

Notwithstanding anything to the contrary in this Agreement, Purchaser’s rights to enforce the representations, warranties and covenants of Seller in this Article V shall survive the Closing for a period of six (6) months thereafter and such rights to enforce shall not be merged into any documents delivered by Seller at Closing.

ARTICLE VI -- PURCHASER’S COVENANTS,

REPRESENTATIONS AND WARRANTIES

Purchaser represents and warrants to Seller, and covenants with Seller, with the understanding that each such representation, warranty and covenant (i) is material and being relied upon by Seller, (ii) is made as an inducement to Seller to enter into this Agreement and consummate the transaction contemplated hereby, (iii) is true in all respects as of the date of this Agreement, and (iv) shall be true in all respects on the Closing Date, that:

A.    Purchaser has been duly organized and is validly existing as a limited partnership in good standing in the State of Delaware. Subject to obtaining investment committee approval of the transaction contemplated herein, (i) Purchaser has all requisite right, power and authority and has obtained any and all consents required to enter into this Agreement and to consummate or cause to be consummated the transactions contemplated hereby; and (ii) this Agreement and all of the documents to be delivered by Purchaser at the Closing will be authorized and properly executed and constitutes, or will constitute, as appropriate, the valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with their terms. Purchaser agrees to use diligent efforts to obtain investment committee approval of the transaction contemplated herein prior to the Hard Date.

B.    Purchaser, and all beneficial owners of Purchaser, are in compliance with all laws, statutes, rules and regulations applicable to such Persons (as defined in Section V I) pursuant to the requirements of the Order and other similar requirements contained in the rules and regulations of OFAC and in any enabling legislation or other Executive Orders in respect thereof. Neither Purchaser nor any of the beneficial owners of Purchaser:

(i)    is listed on the Lists;

(ii)    has been arrested for money laundering or for predicate crimes to money laundering, convicted or pled nolo contendere to charges involving money laundering or predicate crimes to money laundering;

(iii)    has been determined by competent authority to be subject to the prohibitions contained in the Orders;

(iv)    is owned or controlled by, nor acts for or on behalf of, any Person on the Lists or any other Person who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or

(v)    shall knowingly transfer or permit the transfer of any interest in Seller or such parties to any Person who is, or whose beneficial owners are, listed on the Lists.

In the event of a Triggering Event with respect to Purchaser or any beneficial owner of Purchaser, Purchaser shall immediately notify Seller, but in no event later than five (5) business days after the occurrence of the Triggering Event. In the event of a Triggering Event, Seller may terminate this Agreement upon written notice to Purchaser, whereupon the Deposit, subject to compliance with applicable governmental regulations, shall be forwarded to Seller, and neither party shall have any further obligation hereunder. At Seller’s option, Purchaser shall have ten (10) business days after receipt of Seller’s notice to remove such party from any interest in Purchaser.

Notwithstanding anything to the contrary in this Agreement, Seller’s rights to enforce the representations, warranties and covenants of Purchaser in this Article VI shall survive the Closing for a period of one (1) year and such rights to enforce shall not be merged into any documents delivered by Purchaser at Closing.

ARTICLE VII -- ITEMS TO BE DELIVERED BY SELLER AT CLOSING

Seller agrees to deliver the following items to Purchaser at Closing. Drafts of all documents to be delivered at Closing as specified in this Agreement shall be prepared by Purchaser’s counsel and submitted to Seller for review and approval at least five (5) days prior to the Closing Date.

A.    A (i) duly executed Special Warranty Deed, in form reasonably acceptable for recording, of the type customarily used for commercial real estate transactions in the State of Georgia, conveying to Purchaser or its assigns, fee simple title to the Property subject only to the Permitted Exceptions, and free and clear of all service contracts and rights of tenants, licensees, or others in possession of apartments located on the Property (except as provided in Section X E); and (ii) duly executed Quitclaim Deed, in form acceptable for recording, of the type customarily used for commercial real estate transactions in the State of Georgia, if requested by Purchaser pursuant to Section IV A hereof.

B.    A duly executed affidavit in a form customarily used for commercial real estate transactions in the State of Georgia and which is reasonably acceptable to Purchaser and to the Title Company, showing among other things that all debts for labor and materials in respect of the Property incurred by or on behalf of Seller have been paid in full and that there are no outstanding claims, suits, debts, rights of occupancy, encumbrances, liens or judgments against the Property, except Permitted Exceptions.

C.    A duly executed Certification of Non-Foreign Status that pursuant to Section 1445 of the Internal Revenue Code, certifies Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations), provided that if Seller cannot execute such Certification because Seller is a foreign person, Purchaser shall withhold such portion of the Purchase Price as is required by law.

D.    A duly executed Affidavit that no withholding is due as respects O.C.G.A. §48-7-128.

E.    A duly executed Bill of Sale, with inventory attached, conveying to Purchaser the Personal Property in its “AS IS, WHERE IS” condition, with a warranty as to free and clear title only and, otherwise, with no representation or warranty of any kind whatsoever.

F.    Such evidence as is reasonably required by the Title Company and the Purchaser evidencing the authority of Seller and those individuals acting on behalf of Seller to enter into this Agreement and consummate the transaction contemplated herein.

G.    A Closing Statement evidencing the prorations between Seller and Purchaser and disbursements made in connection with this transaction (the “Closing Statement”).

H.    Any other documents referred to or specified in this Agreement or reasonably required by the Title Company, and any other documents or agreements deemed reasonably necessary or reasonably appropriate by Purchaser’s and Seller’s respective counsel.

ARTICLE VIII -- ITEMS TO BE DELIVERED BY PURCHASER AT CLOSING

Purchaser agrees to deliver the following items to Seller at Closing:

A.    The Purchase Price in the manner specified in Article II hereof.

B.    A counterpart of the Closing Statement.

C.    Evidence reasonably acceptable to Seller and acceptable to Lender and the Title Company that those acting for Purchaser have full authority to execute documents on behalf of Purchaser and consummate this transaction in accordance with the terms of this Agreement as modified through the Closing

D.    Any other items and documents reasonably required to be delivered pursuant to this Agreement or deemed reasonably necessary or appropriate by Purchaser’s and Seller’s counsel in connection with this transaction.

ARTICLE IX -- APPORTIONMENTS

Seller shall be entitled to receive any income in respect of the Property and shall be obligated to pay all expenses in respect of the Property for all time periods prior to and including the day prior to the Closing Date. Purchaser shall be entitled to receive all such income and shall be obligated to pay all such expenses for all time periods commencing with the Closing Date. In the event that the current year’s taxes are not available as of the Closing Date, the proration shall be based upon such taxes for the preceding year, but such taxes shall be reprorated between Purchaser and Seller as soon as the current year’s taxes are available, immediately upon demand being made therefor by either Purchaser or Seller. In the event that any income or any expense item relating to the period prior to the Closing Date is received or appears after the Closing, such item(s) shall be adjusted between the Seller and the Purchaser within ten (10) days after such is discovered. This Article IX shall survive the Closing of the transaction contemplated herein.

ARTICLE X -- TIME AND PLACE OF CLOSING,

CLOSING COSTS AND POSSESSION

A.    The consummation of the transaction contemplated herein shall take place through an escrow closing conducted by the Escrow Agent, commencing at 10:00 A.M. on the first business day which is at least forty-five (45) days after Purchaser has obtained both the Final Rezoning and all Required Approvals (or waiver thereof by Purchaser in accordance with the terms of this Agreement), but in any event no later than one hundred eighty (180) days after Purchaser has received the Final Rezoning; provided, however, Purchaser shall have a one-time right to extend the Closing for up to sixty (60) days, provided that in connection with such extension, (i) Purchaser must notify Seller at least forty-five (45) days prior to the date otherwise established as the Closing Date (as provided above), and (ii) together with a copy of such notice being sent to the Escrow Agent, Purchaser must pay to the Escrow Agent an additional One Hundred Thousand and No/100 Dollars ($100,000.00) earnest money deposit, which upon receipt by the Escrow Agent shall be deposited in the same escrow account as was deposited the Deposit, and which after receipt by the Escrow Agent shall be included within the definition of and shall be a part of the “Deposit”.

B.    Purchaser shall provide Seller at least forty-five (45) days’ prior notice of the date established as the Closing Date (as may be extended pursuant to Section X A), and together with a copy of such notice being sent to the Escrow Agent, Purchaser must pay to the Escrow Agent an additional Four Hundred Thousand and No/100 Dollars ($400,000.00) earnest money deposit, which upon receipt by the Escrow Agent shall be deposited in the same escrow account as was deposited the Deposit, and which after receipt by the Escrow Agent shall be included within the definition of and shall be a part of the “Deposit”. Upon Purchaser’s delivery to Seller of notice of the date established as the Closing Date pursuant to this Section X B, Purchaser’s right to deliver notice of extension of the Closing Date pursuant to Section X A (if not previously delivered by Purchaser to Seller) shall thereafter be null and void.

C.    Seller and Purchaser each agrees to deliver to the Escrow Agent the documents and instruments required of it, respectively, as provided in this Agreement, and Purchaser agrees to deliver to the Escrow Agent the amount of the Purchase Price and the costs and expenses and net amount of prorations specified in this Agreement, all sufficiently in time so as to allow the Escrow Agent to conduct the Closing on the Closing Date. The consummation of the transaction contemplated herein is herein referred to as the “Closing”, and the day the Closing occurs is herein referred to as the “Closing Date”.

D.    At the Closing, Seller shall pay the Georgia transfer tax incident to the Limited Warranty Deed. At the Closing, Purchaser shall pay the cost of the title examination and owner’s title insurance policy premium, the cost of the Survey, and all recording fees. Seller and Purchaser will each pay their own attorneys’ fees and any other costs herein specified to be paid by either of them.

E.    Possession of the Property shall be given by Seller to Purchaser at Closing free and clear of all service contracts and rights of tenants, licensees, or others in possession of apartments located on the Property, other than the Permitted Contracts. At least two (2) Business Days prior to the date established for the Closing, Seller shall provide Purchaser with a written list identifying each tenant, holder or grantee, if any, of any lease, license, or other occupancy agreement affecting the Property who is expected to remain on the Property on the date established for the Closing (each a “Holdover Tenant”). Any provision of this Agreement to the contrary notwithstanding,

(1)    in the event any Holdover Tenant remains on the Property on the date established as the Closing Date (as may be extended pursuant to Section X A), Purchaser, in its sole discretion, may elect to (i) proceed with the Closing but require Escrow Agent to withhold $100,000 of the Purchase Price to be applied after the Closing by written agreement of Purchaser and Seller as necessary to remove any Holdover Tenant from the Property, with the balance, if any, to be paid by Escrow Agent to Seller at such time as all Holdover Tenants have vacated the Property; or (ii) extend the Closing for up to one hundred twenty (120) days (the “Initial Holdover Period”) (the Initial Holdover Period being in addition to Purchaser’s sixty-day extension right, if applicable) or, if sooner, the first business day which is at least thirty (30) days after Seller notifies Purchaser that the condition set forth in this Section X E has been satisfied;

(2)    in the event Purchaser elects to exercise the option provided in item (ii) of subsection (1) above, and any Holdover Tenants remain on the Property at the end of the Initial Holdover Period, Purchaser, in its sole discretion, shall have a right to elect to (i) terminate this Agreement and receive a prompt refund of so much of the Deposit as is then held by Escrow Agent, after which this Agreement shall be null and void and of no further force or effect and neither Purchaser nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof; (ii) proceed with the Closing but require Escrow Agent to withhold $100,000 of the Purchase Price to be applied after the Closing by written agreement of Purchaser and Seller as necessary to remove any Holdover Tenant from the Property, with the balance, if any, to be paid by

Escrow Agent to Seller at such time as all Holdover Tenants have vacated the Property; or (iii) extend the Closing for up to an additional one hundred twenty (120) days (the “Second Holdover Period”) or, if sooner, no later than the first business day which is at least thirty (30) days after Seller notifies Purchaser that the condition set forth in this Section X E has been satisfied; and

(3)    In the event Purchaser elects to exercise the option provided in item (iii) of subsection (2) above, and any Holdover Tenants remain on the Property at the end of the Second Holdover Period, Purchaser, in its sole discretion, shall have a right to elect to (i) terminate this Agreement and receive a prompt refund of so much of the Deposit as is then held by Escrow Agent, after which this Agreement shall be null and void and of no further force or effect and neither Purchaser nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof; or (ii) proceed with the Closing but require Escrow Agent to withhold $100,000 of the Purchase Price to be applied after the Closing by written agreement of Purchaser and Seller as necessary to remove any Holdover Tenant from the Property, with the balance, if any, to be paid by Escrow Agent to Seller at such time as all Holdover Tenants have vacated the Property.

ARTICLE XI -- CONDITIONS PRECEDENT

In addition to the condition precedent set forth in Article IV and Section X E, Purchaser shall not be required to consummate its acquisition of the Property unless the following conditions precedent have been satisfied:

A.    On or before the Hard Date, Purchaser may, but shall have no obligation to, obtain soil borings, engineering reports, geotechnical studies, marketing studies, topographical surveys, environmental tests and studies and evidence of availability of water, telephone, natural gas, and electrical utilities all in sufficient capacities so as to permit the development of the Property for Purchaser’s intended use as a multifamily residential development with a minimum of two hundred eighty (280) Units (the “Intended Use”) without the imposition of impact fees, cash proffers or unacceptable conditions as determined by Purchaser in its sole discretion. Seller shall permit Purchaser to make the foregoing investigations. Purchaser shall determine on or before the Hard Date, in its sole discretion, whether or not the condition of the Property is satisfactory. If Purchaser determines the Property is satisfactory, Purchaser shall, on or before the Hard Date notify Seller and Escrow Agent that the Property is satisfactory and this condition precedent has been satisfied (which notice is herein referred to as “Notice to Proceed”), and Purchaser shall pay the Second Deposit to Escrow Agent in accordance with Section II A(ii). If Purchaser, in its sole discretion, does not send the Notice to Proceed on or before the Hard Date, or if Purchaser sends a notice to Seller and the Escrow Agent on or before the Hard Date that Purchaser will not be sending the Notice to Proceed and is terminating this Agreement, this condition precedent shall have failed and Escrow Agent shall return the Initial Deposit to Purchaser and thereafter this Agreement shall terminate and be null and void and of no further force and effect, and neither Purchaser nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof except for those matters that specifically survive such termination. Any provision of this Agreement to the contrary notwithstanding, upon delivery by Purchaser to Seller of the

Notice to Proceed, the Deposit shall be deemed non-refundable to Purchaser for any reason except for the following: (i) Seller’s termination of this Agreement pursuant to Article I (unless Purchaser has vitiated such termination as provided in Article I); (ii) Purchaser’s termination of this Agreement pursuant to Article IV; (iii) Purchaser’s termination of this Agreement pursuant to Section X E; (iv) any of the conditions set forth in Section XI B, XI C or XI D hereof has neither been satisfied by Seller nor waived by Purchaser as provided therein; (v) Purchaser’s termination of this Agreement in connection with a condemnation or eminent domain proceeding pursuant to Section XII; and (vi) Seller’s default as contemplated by Section XIII B.

B.    It shall be a condition precedent to Purchaser’s obligation to close and consummate the transaction contemplated herein that the Property is rezoned from its current zoning classification to a zoning classification that will permit the development of the Property for the Intended Use (the “Final Rezoning”). Promptly after the Hard Date (or such earlier date as may be determined by Purchaser in its sole discretion), Purchaser shall make application for the Final Rezoning. The zoning applications, related filings and all amendments thereof, and all agreements and waivers relating thereto, shall be subject to Seller’s prior written approval, which approval shall not be unreasonably withheld or delayed. Purchaser agrees to pursue the zoning application with due diligence and in good faith. All costs associated with the zoning application shall be paid by Purchaser. Seller shall fully cooperate in Purchaser’s rezoning efforts, and shall, upon Purchaser’s request, sign any documents reasonably required in connection therewith, subject to Seller’s written approval thereof as hereinabove provided. The rezoning of the Property shall become “Final Rezoning”, as the term “Final Rezoning” is used herein, on the date that such rezoning has been granted by the appropriate officials of Roswell, Georgia, pursuant to the application filed by Purchaser, and any and all appeal periods as provided by law have expired without an appeal or suit having been filed, or, if filed, with such suit or appeal dismissed or resolved finally and conclusively in favor of such rezoning, and, at the expiration of such appeal periods, or at the conclusion of such appeal or suit, the rezoning of the Property shall not have been further changed or withdrawn by the appropriate officials of Roswell, Georgia. In the event that: (i) Purchaser’s rezoning has been denied; (ii) Purchaser’s rezoning has been approved but at a density of fewer than two hundred eighty (280) Units on the Property; or (iii) Purchaser’s rezoning has neither been denied nor become “Final Rezoning” within two hundred ten (210) days after the Hard Date, then Purchaser shall, by written notice delivered to Seller and Escrow Agent no later than ten (10) days after the earlier of the date of such denial or approval or that date which is two hundred ten (210) days after the Hard Date, elect to either (i) terminate this Agreement and receive a prompt refund of so much of the Deposit as is then held by Escrow Agent, after which this Agreement shall be null and void and of no further force or effect and neither Purchaser nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof except for those matters that specifically survive such termination, or (ii) waive the provisions of this Section XI B and accept the Property without “Final Rezoning”, whereupon the parties shall proceed to close the purchase and sale of the Property as contemplated herein. Any provision of this Agreement to the contrary notwithstanding, upon obtaining Final Rezoning by Purchaser, the Deposit shall be deemed non-refundable to Purchaser for any reason except for the following: (i) Seller’s termination of this Agreement pursuant to Article I (unless Purchaser has vitiated such termination as provided in Article I); (ii) Purchaser’s termination of this Agreement pursuant to Article IV; (iii) Purchaser’s termination of this

Agreement pursuant to Section X E; (iv) either of the conditions set forth in Section XI C or XI E hereof has neither been satisfied by Seller nor waived by Purchaser as provided therein; (v) Purchaser’s termination of this Agreement in connection with a condemnation or eminent domain proceeding pursuant to Section XII; and (vi) Seller’s default as contemplated by Section XIII B.

C.    It shall be a condition precedent to Purchaser’s obligation to close and consummate the transaction contemplated herein that Purchaser shall have obtained all required permits and approvals necessary in order for Purchaser to develop the Property for the Intended Use, including, without limitation, a land disturbance permit and a building permit for development of the Property for the Intended Use (each, a “Required Approval” and collectively, “Required Approvals”). A Required Approval shall be deemed received on the date that such Required Approval has been granted or issued by the appropriate officials of the applicable governmental agency or authority, and any and all appeal periods as provided by law have expired without an appeal or suit with respect to the Required Approval having been filed, or, if filed, with such suit or appeal dismissed or resolved finally and conclusively in favor of the Required Approval, and, at the expiration of such appeal periods, or at the conclusion of such appeal or suit, the Required Approval shall not have been further changed or withdrawn by the appropriate officials. Purchaser agrees to make application for all Required Approvals promptly following receipt of Final Rezoning and to pursue all Required Approvals with due diligence and in good faith. If all Required Approvals have not been obtained within one hundred eighty (180) days after Final Rezoning (or waiver thereof as provided in Section XI B), Purchaser shall have the right (i) to notify Seller and Escrow Agent that the condition precedent set forth in this Section XI C has failed and Escrow Agent shall return the Deposit to Purchaser, and thereafter this Agreement shall terminate and be null and void and of no further force and effect, and neither Purchaser nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof except for those matters that specifically survive such termination; or (ii) to waive the condition precedent set forth in this Section XI C. Any provision of this Agreement to the contrary notwithstanding, upon obtaining all Required Approvals by Purchaser, the Deposit shall be deemed non-refundable to Purchaser for any reason except for the following: (i) Seller’s termination of this Agreement pursuant to Article I (unless Purchaser has vitiated such termination as provided in Article I); (ii) Purchaser’s termination of this Agreement pursuant to Article IV; (iii) Purchaser’s termination of this Agreement pursuant to Section X E; (iv) any of the conditions set forth in Section XI D hereof has neither been satisfied by Seller nor waived by Purchaser as provided therein; (v) Purchaser’s termination of this Agreement in connection with a condemnation or eminent domain proceeding pursuant to Section XII; and (vi) Seller’s default as contemplated by Section XIII B.

D.    In addition to the conditions precedent set forth in Article IV, Section X E, and Sections XI A, XI B, and XI C, Purchaser’s obligation to close and consummate the transaction contemplated herein is subject to satisfaction of all of the following conditions precedent:

(a)    All representations and warranties of Seller contained herein are true and correct as of the Effective Date and on the Closing Date;

(b)    Seller shall have performed and complied with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date;

(c)    There shall be no litigation or administrative action or other governmental proceeding of any kind whatsoever pending, or threatened in writing, which seeks to restrain or prohibit or obtain damages or a discovery order with respect to, this Agreement or the purchase and sale of the Property, or which after the Closing Date would or reasonably could materially adversely affect the Property or the ability of Purchaser to develop the Property for the Intended Use, and no proceedings shall be pending, or threatened in writing, which could or would cause the redesignation or other modification of the zoning classification of, or any development or building code requirements applicable to, the Property and the Intended Use, which after the Closing Date would materially adversely affect the Property or the ability of Purchaser to develop the Property for the Intended Use; and

(d)    Seller’s delivery of title to and possession of the Property to Purchaser at the Closing in accordance with the terms of this Agreement.

In the event any of the conditions precedent set forth in this Section XI D are not satisfied by Closing, Purchaser may elect to (i) terminate this Agreement and receive a full refund of the Deposit from Escrow Agent, and thereafter this Agreement shall be null and void and of no further force or effect, and neither Purchaser nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof, except for those matters that specifically survive such termination; or (ii) waive such conditions precedent and consummate the transaction contemplated herein without reduction of the Purchase Price.

ARTICLE XII -- EMINENT DOMAIN

If, prior to the Closing Date, there shall be any condemnation or eminent domain proceedings instituted or pending, or threatened in writing, against any part of the Property (other than a proceeding contemplated as part of the Final Rezoning), then Purchaser may elect to terminate this Agreement by written notice given to Seller and the Escrow Agent within ten (10) days after Purchaser has received notice from Seller of such proceedings, which notice Seller agrees to give to Purchaser promptly upon receiving such information. Upon such notice by Purchaser to Seller and the Escrow Agent, so much of the Deposit as is then being held by the Escrow Agent shall be returned by the Escrow Agent to Purchaser, and upon such return, this Agreement shall terminate and be null and void and of no further force or effect, and neither Purchaser nor Seller shall have any further rights, duties, liabilities or obligations to the other by reason hereof except for the Inspection Indemnity. Failure of Purchaser to so notify Seller and the Escrow Agent within said ten (10) days that Purchaser has elected to terminate this Agreement, shall be deemed to mean that Purchaser has elected not to terminate this Agreement. If Purchaser does not so elect to terminate this Agreement, then the Closing shall take place as provided herein without abatement of the Purchase Price, and there shall be paid or assigned to Purchaser at Closing all interest of Seller in and to any condemnation awards which have been or may be payable to Seller on account of such occurrence.

ARTICLE XIII -- REMEDIES

A.    Seller’s only remedy for Purchaser’s breach of this Agreement shall be to obtain so much of the Deposit as is then required to be tendered by Purchaser to Escrow Agent, the amount of which shall be and constitute Seller’s liquidated damages, it being otherwise difficult or impossible to estimate Seller’s actual damages. Seller hereby waives any right to specific performance, injunctive relief or other relief to cause Purchaser to perform its obligations under this Agreement, and Seller hereby waives any right to damages in excess of said liquidated damages occasioned by Purchaser’s breach of this Agreement. Seller and Purchaser acknowledge that it is impossible to estimate or determine the actual damages Seller would suffer because of Purchaser’s breach hereof, but that the liquidated damages provided herein represent a reasonable estimate of such actual damages and Seller and Purchaser therefore intend to provide for liquidated damages as herein provided, and that the agreed upon liquidated damages are not punitive or penalties and are just, fair and reasonable. Seller’s right to receive the specified liquidated damages is in lieu of any other right or remedy, all other rights and remedies being waived by Seller. Nothing contained in this Section XIII A shall limit the Inspection Indemnity.

B.    Except as otherwise specifically provided herein, if Seller defaults under this Agreement, Purchaser shall be entitled, as its only remedies hereunder, to either: (i) close the transaction contemplated by this Agreement, thereby waiving such default, or (ii) terminate this Agreement and receive a return of so much of the Deposit as is then held by Escrow Agent, or (iii) seek specific performance of this Agreement and of Seller’s obligations, duties and covenants hereunder; provided, however, if the remedy of specific performance is not available because Seller has sold or encumbered the Property after the Effective Date, then Purchaser shall have the right to sue Seller for the damages suffered because of Seller’s default. Failure of Purchaser to obtain Final Rezoning or Final Approvals shall not be deemed to constitute an event of default on the part of Seller.

ARTICLE XIV -- ACCESS

Purchaser and its agents and representatives shall have the right to enter upon the Property at any reasonable time prior to the Closing Date for any lawful purpose including, without limitation, verifications of information, investigations, tests and studies, provided that Purchaser shall use commercially reasonable efforts during any such entry to minimize interference with the management and operation of the Property by Seller, and provided further, Purchaser and its agents and representatives shall not enter any occupied apartment without providing twenty-four (24) hours written notice to Seller identifying such apartment and specifying a time for entry therein between the hours of 9:00 a.m. and 5:00 p.m., and without being accompanied by an agent of Seller. During such period Seller shall furnish to Purchaser all non-proprietary information in Seller’s possession concerning the Property that Purchaser may reasonably request. In the event that Purchaser does not consummate the transaction contemplated in this Agreement, Purchaser shall restore any damage or destruction caused to the

Property by Purchaser. Purchaser hereby agrees to indemnify, defend and hold Seller harmless from any damage to persons or property, whether actual or alleged, occasioned by Purchaser’s and its agent’s and representative’s actions on the Property pursuant to this Article XIV. The indemnity set forth in this Article XIV is herein referred to as the “Inspection Indemnity” which shall survive the Closing and any termination of this Agreement.

ARTICLE XV -- BROKERS

Purchaser and Seller hereby represent to each other that no real estate broker or agent was involved in negotiating the transaction contemplated herein. In the event any claim(s) for real estate commissions, fees or compensation arise in connection with this Agreement and the transaction contemplated herein, Purchaser and Seller further covenant and agree that the party so incurring or causing such claim(s) shall indemnify, defend and hold harmless the other party from any loss, claim or damage which the other party suffers because of said claim(s). The provisions of this Article XV shall survive the Closing or any earlier termination of this Agreement.

ARTICLE XVI -- NOTICES

All notices, demands, consents, approvals and other communications which are required or desired to be given by either party to the other hereunder shall be in writing and shall be either hand-delivered or sent by FedEx or other similar overnight delivery service, charges prepaid, addressed to the appropriate party at its address set forth below, or at such other address as such party shall have last designated by notice to the other. Notices, demands, consents, approvals, and other communications shall be deemed given when hand-delivered or when delivered to FedEx or similar overnight courier service and shall be effective if executed and sent by the parties’ counsel.

To Seller:

Roswell Commons Group, L.P.

c/o Coro Realty Advisors, LLC

3715 Northside Parkway

Building 400, Suite 100

Atlanta, Georgia 30327

Attn: Mr. John Lundeen

With a copy to:

McClure & Kornheiser, LLC

6400 Powers Ferry Road, Suite 150

Atlanta, Georgia 30339

Attn: Jay Y. McClure, Esq.

To Purchaser:

Lennar Multifamily Investors, LLC

6285 Barfield Road, Suite 300

Atlanta, Georgia 30328

Attn: Mr. Christopher Cassidy

With a copy to:

Holt Ney Zatcoff & Wasserman, LLP

100 Galleria Parkway, Suite 1800

Atlanta, Georgia 30339

Attn: Sanford H. Zatcoff, Esq.

To Escrow Agent:

Fidelity National Title Group

National Title Services

200 Galleria Pkwy, Suite 2060

Atlanta, Georgia 30339

Attn: Erika L. Peeke, Sr. Transaction Specialist

ARTICLE XVII -- MISCELLANEOUS

A.    This Agreement constitutes the entire agreement between the parties hereto and cannot be changed or modified other than by a written agreement executed by both Purchaser and Seller. This Agreement supersedes all previous agreements and understanding between the parties hereto with respect to the subject matter hereof.

B.    Irrespective of the place of execution or performance, this Agreement shall be governed by and construed in accordance with the laws of the State of Georgia. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted. If any words or phrases in this Agreement shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Agreement shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Agreement and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. All terms and words used in this Agreement regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

C.    This Agreement may be executed in multiple counterparts and shall be deemed to have become effective when and only when one or more of such counterparts has been signed by or on behalf of each of the parties to this Agreement and delivered to the other party (although it shall not be necessary that any single counterpart be signed by or on behalf of both parties hereto, and all such counterparts shall be deemed to constitute one and the same instrument). Furthermore, the parties agree that (i) this Agreement may be transmitted between them by facsimile transmission or email, (ii) that signature pages to this Agreement may be transmitted between them by facsimile transmission or email, (iii) that facsimile or PDF signatures sent by email shall have the effect of original signatures, and (iv) that a faxed or emailed Agreement containing the signatures (original, faxed or emailed) of all the parties hereto shall be binding on a party when the signature page of such party is transmitted to the other party hereto accompanied by instructions to insert same into a complete original of this Agreement.

D.    In the event that the last day for performance of any matter herein falls on a Saturday, Sunday or legal holiday, the time for performance shall automatically be extended to the next business day. Time is of the essence of this Agreement and each term and provision hereof.

E.    If any term, covenant or condition of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such terms, covenants and conditions to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant and condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

F.    All rights, powers and privileges conferred hereunder upon the parties unless otherwise provided shall be cumulative and not restricted to those given by law.

G.    No failure of any party to exercise any power given such party hereunder or to insist upon strict compliance by any other party to its obligations hereunder, and no custom or practice of the parties in variance with the terms hereof, shall constitute a waiver of any party’s right to demand exact compliance with the terms hereof.

H.    Purchaser reserves the right to waive, in whole or in part, any condition or contingency herein which is for the Purchaser’s benefit.

I.    The provisions of this Agreement shall extend to, bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, permitted assigns and the legal representatives of their estates.

J.    Notwithstanding any provisions to the contrary, whether expressed or implied, Purchaser shall have the right to assign this Agreement and Seller shall accept the performance of Purchaser’s obligations hereunder by any such assignee. If this Agreement is assigned by Purchaser, any reference in this Agreement to Purchaser shall thereafter be deemed to refer to such assignee.

[Signatures Commence On Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, sealed and delivered as of the Effective Date.

SELLER:

ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership

By: Roswell Commons Group GP, L.P. Its: General Partner

By: Roswell Commons, LLC Its: General Partner

By: Coro Realty Advisors, LLC Its: Manager

By:	/S/ John W. Lundeen	[SEAL]
Name:	John W. Lundeen, III
Title:	Manager

PURCHASER:

LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company

By:	/S/ Christopher Cassidy
Name:	Chris Cassidy
Title:	Vice President

[SEAL]

[Signatures Continue On Next Page]

Fidelity National Title Group joins in the execution of this Agreement under seal for the purpose of acknowledging the agreement as to the escrow of the Deposit.

ESCROW AGENT:

FIDELITY NATIONAL TITLE GROUP

By:	/S/ Lee Ann Branch
	Name:	Lee Ann Branch
	Title:	Escrow Manager

[SEAL]

EXHIBIT A

ALL that tract of land lying and being in Land Lot 426, 1st District, 2nd Section of Fulton County, Georgia and being more particularly described as follows:

Commencing at the intersection of the northerly right-of-way of Norcross Street (variable right-of-way) and the easterly right-of-way line of Frazier Street (variable right-of-way); Thence northerly along the right-of-way line of Frazier Street, a distance of 96.51 feet, to the point of beginning; Thence continuing along said Frazier Street right-of-way line the following courses: North 88 degrees 31 minutes 16 seconds West, a distance of 10.05 feet, to a  1⁄2” rebar; Thence North 00 degrees 18 minutes 57 seconds East, a distance of 619.09 feet, to a  1⁄2” rebar; Thence leaving said right-of-way line, South 89 degrees 30 minutes 24 seconds East, a distance of 584.40 feet, to a  1⁄2” rebar; Thence South 01 degrees 43 minutes 24 seconds East, a distance of 306.20 feet, to a  1⁄2” rebar; Thence North 81 degrees 48 minutes 27 seconds East, a distance of 85.73 feet; Thence North 86 degrees 15 minutes 00 seconds East, a distance of 78.20 feet, to a 1” open top pipe; Thence South 05 degrees 38 minutes 00 seconds West, a distance of 412.00 feet, to a  1⁄2” rebar on the northerly right-of-way line of Norcross Street; Thence along said right-of-way line the following courses: South 82 degrees 17 minutes 37 seconds West, a distance of 115.00 feet; Thence South 84 degrees 52 minutes 45 seconds West, a distance of 84.99 feet, to a  1⁄2” rebar; Thence South 89 degrees 59 minutes 02 seconds West, a distance of 319.25 feet, to a  1⁄2” rebar; Thence leaving said right-of-way line, North 00 degrees 09 minutes 00 seconds West, a distance of 116.00 feet, to a  1⁄2” rebar; Thence North 87 degrees 06 minutes 15 seconds West, a distance of 98.18 feet, to a  1⁄2” rebar; Thence South 00 degrees 52 minutes 19 seconds East, a distance of 15.84 feet, to a  1⁄2” rebar; Thence North 88 degrees 31 minutes 16 seconds West, a distance of 93.45 feet to the point of beginning.

Said parcel contains 10.68 acres (465,410 square feet) more or less.

EXHIBIT B

NONE

AMENDMENT TO SALES CONTRACT

THIS AMENDMENT TO SALES CONTRACT (the “Amendment”) is made, entered into, and effective as of the 22nd day of February, 2013, by and between ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership (“Seller”), and LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H :

WHEREAS, Seller and Purchaser are parties to that certain Sales Contract, dated as of January 10, 2013 (as heretofore amended, the “Sales Contract”); and

WHEREAS, Seller and Purchaser are mutually desirous of entering into this Amendment to further amend certain terms and provisions of the Sales Contract, only as specifically hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises, Ten and No/100 Dollars ($10.00), in hand paid by Purchaser to Seller, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Purchaser and Seller prior to the execution, sealing and delivery of this Amendment, Purchaser and Seller, intending to be legally bound, hereby agree as follows:

1.      The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Sales Contract shall have the meanings ascribed thereto in the Sales Contract.

2.      Section IV B. of the Sales Contract is hereby amended by deleting from the second sentence thereof: “On or before 5:00 pm on the sixtieth (60th) day after the Effective Date (the “Hard Date”),” and inserting in lieu thereof “On or before 5:00 pm on April 10, 2013 (the “Hard Date”),”.

3.      This Amendment relates only to the specific matters covered herein and shall not constitute a consent to or waiver or modification of any other provision, term or condition of the Sales Contract. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Sales Contract are ratified and affirmed and shall remain in full force and effect, except as expressly amended by this Amendment.

4.      This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.      This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

6.      This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first set forth above.

SELLER:

ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership

By: Roswell Commons Group GP, L.P. Its: General Partner

By: Roswell Commons, LLC Its: General Partner

By: Coro Realty Advisors, LLC Its: Manager

By:	/S/ John W. Lundeen	[SEAL]
Name:	John W. Lundeen, III
Title:	Manager

PURCHASER:

LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company

By:	/S/ Christopher Cassidy
Name:	Chris Cassidy
Title:	V.P.

[SEAL]

2

SECOND AMENDMENT TO SALES CONTRACT

THIS SECOND AMENDMENT TO SALES CONTRACT (the “Amendment”) is made, entered into, and effective as of the 4th day of April, 2013, by and between ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership (“Seller”), and LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H :

WHEREAS, Seller and Purchaser are parties to that certain Sales Contract dated January 10, 2013 with respect to the sale by Seller to Purchaser of property located in Fulton County, Georgia, which was amended by that certain First Amendment to Sales Contract dated February 22, 2013 (as amended, hereinafter referred to as the “Sales Contract”); and

WHEREAS, Seller and Purchaser are mutually desirous of entering into this Amendment to further amend certain terms and provisions of the Sales Contract, only as specifically hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises, Ten and No/100 Dollars ($10.00), in hand paid by Purchaser to Seller, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Purchaser and Seller prior to the execution, sealing and delivery of this Amendment, Purchaser and Seller, intending to be legally bound, hereby agree as follows:

1.      The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Sales Contract shall have the meanings ascribed thereto in the Sales Contract.

2.      Section IV B of the Sales Contract is hereby amended by deleting from the second sentence thereof the date “April 10, 2013” and by substituting in lieu thereof, the date “May 10, 2013”, so that the Hard Date is now May 10, 2013.

3.      This Amendment relates only to the specific matters covered herein and shall not constitute a consent to or waiver or modification of any other provision, term or condition of the Sales Contract. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Sales Contract are ratified and affirmed and shall remain in full force and effect, except as expressly amended by this Amendment.

4.      This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.      This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

6.      This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first set forth above.

SELLER:

ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership

By: Roswell Commons Group GP, L.P. Its: General Partner

By: Roswell Commons, LLC Its: General Partner

By: Coro Realty Advisors, LLC Its: Manager

By:	/S/ John W. Lundeen	[SEAL]
Name:	John W. Lundeen, III
Title:	President

PURCHASER:

LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company

By:	/S/ Christopher Cassidy
Name:	Chris Cassidy
Title:	Vice President

[SEAL]

2

THIRD AMENDMENT TO SALES CONTRACT

THIS THIRD AMENDMENT TO SALES CONTRACT (the “Amendment”) is made, entered into, and effective as of the 10th day of May, 2013, by and between ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership (“Seller”), and LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H :

WHEREAS, Seller and Purchaser are parties to that certain Sales Contract dated January 10, 2013 with respect to the sale by Seller to Purchaser of property located in Fulton County, Georgia, which was amended by that certain First Amendment to Sales Contract dated February 22, 2013 and that certain Second Amendment to Sales Contract dated April 4, 2013 (as amended, hereinafter referred to as the “Sales Contract”); and

WHEREAS, Seller and Purchaser are mutually desirous of entering into this Amendment to further amend certain terms and provisions of the Sales Contract, only as specifically hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises, Ten and No/100 Dollars ($10.00), in hand paid by Purchaser to Seller, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Purchaser and Seller prior to the execution, sealing and delivery of this Amendment, Purchaser and Seller, intending to be legally bound, hereby agree as follows:

1.      The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Sales Contract shall have the meanings ascribed thereto in the Sales Contract.

2.      Section XI A of the Sales Contract provides that Purchaser shall have the right to terminate the Sales Contract not later than May 10, 2013 (the Original Hard Date”) if Purchaser is unsatisfied with the Property. Purchaser and Seller desire to provide for a limited extension of the Original Hard Date to permit Purchaser an additional thirty (30) days solely for the purpose of allowing Purchaser to determine whether (i) Purchaser is satisfied with respect to the right of the Property to drain storm water and run sanity sewer across, under and through other properties to the east and (ii) the Georgia Environmental Protection Division will require Purchaser to conduct post construction environmental testing of improvements constructed on the Property by Purchaser, or further amendments to the Brownfields Corrective Action Plan for the Property (collectively, the “Limited Due Diligence Items”). Therefore, the Original Hard Date of May 10, 2013 shall remain in effect as to all matters other than the Limited Due Diligence Items, and Purchaser shall continue to have the right to terminate the Sales Contract not later than June 10, 2013 solely with respect to the Limited Due Diligence Items in accordance with the terms of Section XI A of the Sales Contract.

3.      With respect to Section XI B of the Sales Contract, Purchaser acknowledges that Final Rezoning, if approved, will be conditioned upon the recordation of a “Combination Plat” of the Property that has been approved by the appropriate officials of the City of Roswell, Georgia. Accordingly, notwithstanding the satisfaction of the condition precedent set forth in Section XI B (if satisfied), Seller covenants and agrees to fully and timely cooperate in Purchaser’s efforts to obtain approval of its “Combination Plat”, including, upon Purchaser’s request, signing any documents in connection therewith, subject to Seller’s written approval, which approval shall not be unreasonably withheld or delayed.

4.      This Amendment relates only to the specific matters covered herein and shall not constitute a consent to or waiver or modification of any other provision, term or condition of the Sales Contract. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Sales Contract are ratified and affirmed and shall remain in full force and effect, except as expressly amended by this Amendment.

5.      This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.      This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7.      This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first set forth above.

SELLER:

ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership

By: Roswell Commons Group GP, L.P. Its: General Partner

By: Roswell Commons, LLC Its: General Partner

By: Coro Realty Advisors, LLC Its: Manager

By:	/S/ John W. Lundeen	[SEAL]
Name:	John W. Lundeen, III
Title:	President

2

PURCHASER:

LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company

By:	/S/ Christopher Cassidy
Name:	Chris Cassidy
Title:	Vice President

[SEAL]

3

FOURTH AMENDMENT TO SALES CONTRACT

THIS FOURTH AMENDMENT TO SALES CONTRACT (the “Amendment”) is made, entered into, and effective as of the 4th day of June, 2013, by and between ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership (“Seller”), and LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H :

WHEREAS, Seller and Purchaser are parties to that certain Sales Contract dated January 10, 2013 with respect to the sale by Seller to Purchaser of property located in Fulton County, Georgia, which was amended by that certain First Amendment to Sales Contract dated February 22, 2013, that certain Second Amendment to Sales Contract dated April 4, 2013 and that certain Third Amendment to Sales Contract dated May 10, 2013 (as amended, hereinafter referred to as the “Sales Contract”); and

WHEREAS, Seller and Purchaser are mutually desirous of entering into this Amendment to further amend certain terms and provisions of the Sales Contract, only as specifically hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises, Ten and No/100 Dollars ($10.00), in hand paid by Purchaser to Seller, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Purchaser and Seller prior to the execution, sealing and delivery of this Amendment, Purchaser and Seller, intending to be legally bound, hereby agree as follows:

1.      The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Sales Contract shall have the meanings ascribed thereto in the Sales Contract.

2.      Section II A(iii) of the Sales Contract is hereby amended by deleting the phrase “within four (4) business days after Purchaser’s receipt of the Final Rezoning,” and inserting in lieu thereof “on or before July 3, 2013,”.

3.      The last sentence of Section 2 of the Third Amendment to Sales Contract dated May 10, 2013 is hereby amended to read as follows: “Therefore, the Original Hard Date of May 10, 2013 shall remain in effect as to all matters other than the Limited Due Diligence Items, and Purchaser shall continue to have the right to terminate the Sales Contract not later than June 27, 2013 solely with respect to the Limited Due Diligence Items in accordance with the terms of Section XI A of the Sales Contract.”

4.      This Amendment relates only to the specific matters covered herein and shall not constitute a consent to or waiver or modification of any other provision, term or condition of the Sales Contract. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Sales Contract are ratified and affirmed and shall remain in full force and effect, except as expressly amended by this Amendment.

5.      This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.      This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7.      This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

[Executions begin on next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first set forth above.

SELLER:

ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership

By: Roswell Commons Group GP, L.P. Its: General Partner

By: Roswell Commons, LLC Its: General Partner

By: Coro Realty Advisors, LLC Its: Manager

By:	/S/ John W. Lundeen	[SEAL]
Name:	John W. Lundeen, III
Title:	President

PURCHASER:

LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company

By:	/S/ Christopher Cassidy
Name:	Chris Cassidy
Title:	Vice President

[SEAL]

3

FIFTH AMENDMENT TO SALES CONTRACT

THIS FIFTH AMENDMENT TO SALES CONTRACT (the “Amendment”) is made, entered into, and effective as of the 24th day of June, 2013, by and between ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership (“Seller”), and LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H :

WHEREAS, Seller and Purchaser are parties to that certain Sales Contract dated as of January 10, 2013 with respect to the sale by Seller to Purchaser of property located in Fulton County, Georgia, which was amended by that certain First Amendment to Sales Contract dated as of February 22, 2013, that certain Second Amendment to Sales Contract dated as of April 4, 2013, that certain Third Amendment to Sales Contract dated as of May 10, 2013 and that certain Fourth Amendment to Sales Contract dated as of June 4, 2013 (as amended, hereinafter referred to as the “Sales Contract”); and

WHEREAS, Seller and Purchaser are mutually desirous of entering into this Amendment to further amend certain terms and provisions of the Sales Contract, only as specifically hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises, Ten and No/100 Dollars ($10.00), in hand paid by Purchaser to Seller, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Purchaser and Seller prior to the execution, sealing and delivery of this Amendment, Purchaser and Seller, intending to be legally bound, hereby agree as follows:

1.      The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Sales Contract shall have the meanings ascribed thereto in the Sales Contract.

2.      Section II A(iii) of the Sales Contract is hereby amended by deleting the phrase “on or before July 3, 2013,” and inserting in lieu thereof “on or before August 1, 2013,”.

3.      The last sentence of Section 2 of the Third Amendment to Sales Contract dated May 10, 2013 (as amended by that certain Fourth Amendment to Sales Contract dated as of June 4, 2013) is hereby amended to read as follows: “Therefore, the Original Hard Date of May 10, 2013 shall remain in effect as to all matters other than the Limited Due Diligence Items, and Purchaser shall continue to have the right to terminate the Sales Contract not later than July 26, 2013 solely with respect to the Limited Due Diligence Items in accordance with the terms of Section XI A of the Sales Contract.”

4.      This Amendment relates only to the specific matters covered herein and shall not constitute a consent to or waiver or modification of any other provision, term or condition of the Sales Contract. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Sales Contract are ratified and affirmed and shall remain in full force and effect, except as expressly amended by this Amendment.

5.      This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.      This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7.      This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

[Executions begin on next page]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first set forth above.

SELLER:

ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership

By: Roswell Commons Group GP, L.P. Its: General Partner

By: Roswell Commons, LLC Its: General Partner

By: Coro Realty Advisors, LLC Its: Manager

By:	/S/ John W. Lundeen	[SEAL]
Name:	John W. Lundeen, III
Title:	President

PURCHASER:

LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company

By:	/S/ Christopher Cassidy
Name:	Chris Cassidy
Title:	Vice President

[SEAL]

3

SIXTH AMENDMENT TO SALES CONTRACT

THIS SIXTH AMENDMENT TO SALES CONTRACT (the “Amendment”) is made, entered into, and effective as of the 22nd day of July, 2013, by and between ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership (“Seller”), and LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H :

WHEREAS, Seller and Purchaser are parties to that certain Sales Contract (as amended, hereinafter referred to as the “Sales Contract”) dated as of January 10, 2013 with respect to the sale by Seller to Purchaser of property located in Fulton County, Georgia, which was amended by that certain First Amendment to Sales Contract dated as of February 22, 2013, that certain Second Amendment to Sales Contract dated as of April 4, 2013, that certain Third Amendment to Sales Contract dated as of May 10, 2013 (the “Third Amendment”), that certain Fourth Amendment to Sales Contract dated as of June 4, 2013 (the “Fourth Amendment”) and that certain Fifth Amendment to Sales Contract dated as of June 24, 2013 (the “Fifth Amendment”); and

WHEREAS, Seller and Purchaser are mutually desirous of entering into this Amendment to further amend certain terms and provisions of the Sales Contract, only as specifically hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises, Ten and No/100 Dollars ($10.00), in hand paid by Purchaser to Seller, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Purchaser and Seller prior to the execution, sealing and delivery of this Amendment, Purchaser and Seller, intending to be legally bound, hereby agree as follows:

1.      The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Sales Contract shall have the meanings ascribed thereto in the Sales Contract.

2.      Section II A(iii) of the Sales Contract is hereby amended by deleting the phrase “on or before August 1, 2013,” and inserting in lieu thereof “on or before September 6, 2013,”.

3.      Section 2 of the Third Amendment (as amended by the Fourth Amendment and the Fifth Amendment) is hereby deleted in its entirety and the following new Section 2 is inserted in lieu thereof:

2.      Section XI A of the Sales Contract provides that Purchaser shall have the right to terminate the Sales Contract not later than May 10, 2013 (the “Original Hard Date”) if Purchaser is unsatisfied with the Property. Purchaser and Seller desire to provide for a limited extension of the Original Hard Date to permit Purchaser to determine whether Purchaser is satisfied with respect to the right of the Property to drain storm water and run sanity sewer across, under and through other properties to the east (the “Limited Due Diligence Item”). Therefore, the Original Hard Date of May 10, 2013 shall remain in effect as to all matters other than the Limited Due Diligence Item, and Purchaser shall continue to have the right to terminate the Sales Contract not later than August 30, 2013 solely with respect to the Limited Due Diligence Item in accordance with the terms of Section XI A of the Sales Contract.

4.      This Amendment relates only to the specific matters covered herein and shall not constitute a consent to or waiver or modification of any other provision, term or condition of the Sales Contract. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Sales Contract are ratified and affirmed and shall remain in full force and effect, except as expressly amended by this Amendment.

5.      This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.      This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7.      This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

[Executions begin on next page]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first set forth above.

SELLER:

ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership

By: Roswell Commons Group GP, L.P. Its: General Partner

By: Roswell Commons, LLC Its: General Partner

By: Coro Realty Advisors, LLC Its: Manager

By:	/S/ John W. Lundeen	[SEAL]
Name:	John W. Lundeen, III
Title:	President

PURCHASER:

LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company

By:	/S/ Christopher Cassidy
Name:	Chris Cassidy
Title:	Vice President

[SEAL]

3

SEVENTH AMENDMENT TO SALES CONTRACT

THIS SEVENTH AMENDMENT TO SALES CONTRACT (the “Amendment”) is made, entered into, and effective as of the 30th day of August, 2013, by and between ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership (“Seller”), and LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company (“Purchaser”).

W I T N E S S E T H :

WHEREAS, Seller and Purchaser are parties to that certain Sales Contract (as amended, hereinafter referred to as the “Sales Contract”) dated as of January 10, 2013 with respect to the sale by Seller to Purchaser of property located in Fulton County, Georgia, which was amended by that certain First Amendment to Sales Contract dated as of February 22, 2013, that certain Second Amendment to Sales Contract dated as of April 4, 2013, that certain Third Amendment to Sales Contract dated as of May 10, 2013 (the “Third Amendment”), that certain Fourth Amendment to Sales Contract dated as of June 4, 2013 (the “Fourth Amendment”), that certain Fifth Amendment to Sales Contract dated as of June 24, 2013 (the “Fifth Amendment”), and that certain Sixth Amendment to Sales Contract dated as of July 22, 2013 (the “Sixth Amendment”); and

WHEREAS, Seller and Purchaser are mutually desirous of entering into this Amendment to further amend certain terms and provisions of the Sales Contract, only as specifically hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises, Ten and No/100 Dollars ($10.00), in hand paid by Purchaser to Seller, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Purchaser and Seller prior to the execution, sealing and delivery of this Amendment, Purchaser and Seller, intending to be legally bound, hereby agree as follows:

1.      The foregoing recital of facts is hereby incorporated herein to the same extent as if hereinafter fully set forth. Capitalized words and phrases used herein which are not defined herein but which are defined in the Sales Contract shall have the meanings ascribed thereto in the Sales Contract.

2.      Pursuant to the Sixth Amendment, Section XI A of the Sales Contract provides that Purchaser has the right to terminate the Sales Contract no later than August 30, 2013 solely with respect to the Limited Due Diligence Items specified in Section 2 of the Third Amendment (as amended by the Fourth Amendment, the Fifth Amendment and the Sixth Amendment) and which are specified in paragraph 3 of the Sixth Amendment, such Limited Due Diligence Items consisting of Purchaser’s being satisfied with respect to the right of the Property to drain storm water and run sanitary sewer across, under and through other properties to the east.

3.      As of the execution of this Amendment, Purchaser has satisfied itself with respect to sanitary sewer. However, Purchaser’s issue respecting storm water drainage has not been fully and completely resolved. Therefore, and as an inducement for Purchaser to give the Notice to Proceed which Purchaser and Seller agree shall be given by Purchaser and effective upon execution of this Amendment by Seller and Purchaser, Seller has agreed to make the accommodations respecting Purchaser’s concern regarding storm water drainage as hereinafter set forth in this Amendment.

Purchaser has obtained a Title Commitment committing to insure Purchaser’s right to drain storm water from the Land over, across, under and through properties to the east to Hog Waller Creek, but the Title Commitment regarding this issue provides that it will not insure Purchaser at Closing in the event that prior to Closing an objection has been raised by an adjoining property owner to the east (or the condominium or homeowners’ association for any such property) as to the right of the Land to drain storm water over that property (an “Objection”). Therefore, Seller and Purchaser agree that if the Closing occurs and the Title Company provides the coverage respecting storm water drainage as provided in the Title Commitment, Seller’s obligation with respect to such issue shall be terminated. However, in the event that the Closing occurs and the Title Company refuses to provide such title insurance coverage due to an Objection having been raised, then at the Closing, Seller will escrow with the Title Company the amount of $100,000.00 from the Purchase Price being paid to Seller by Purchaser at Closing, Seller’s obligation with respect to storm water drainage from the Land shall be terminated, and the following will be applicable:

(a)

in the event that Purchaser is successful in obtaining within one hundred twenty (120) days after the Closing Date an easement from all of the property owners (or the condominium or homeowners’ association respecting such property) allowing storm water to drain from the Land to Hog Waller Creek (an “Easement”), the $100,000.00 shall be refunded by the Title Company to Seller;

(b)	in the event the Easement is not obtained within one hundred twenty (120) days after the Closing Date, the $100,000.00 will be paid by the Title Company to Purchaser; and

(c)

in the event that after the $100,000.00 is paid to Purchaser and prior to Purchaser’s having relocated the storm drainage from the Land through or along Norcross Street to Hog Waller Creek, the Easement is obtained, Purchaser shall refund the $100,000.00 to Seller.

4.      This Amendment relates only to the specific matters covered herein and shall not constitute a consent to or waiver or modification of any other provision, term or condition of the Sales Contract. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Sales Contract are ratified and affirmed and shall remain in full force and effect, except as expressly amended by this Amendment.

5.      This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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6.      This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7.      This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first set forth above.

SELLER:

ROSWELL COMMONS GROUP, L.P., a Georgia limited partnership

By: Roswell Commons Group GP, L.P. Its: General Partner

By: Roswell Commons, LLC Its: General Partner

By: Coro Realty Advisors, LLC Its: Manager

By:	/S/ John W. Lundeen	[SEAL]
Name:	John W. Lundeen, III
Title:	President

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PURCHASER:

LENNAR MULTIFAMILY INVESTORS, LLC, a Delaware limited liability company

By:	/S/ Christopher Cassidy
Name:	Chris Cassidy
Title:	Vice President

[SEAL]

4